                                                                     EXHIBIT 4.1

                                   AMENDMENT

          AMENDMENT, dated as of March 15, 2001 (this "Amendment"), to the
                                                       ---------
Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Federal-Mogul Corporation, a Michigan
           ----------------
corporation (the "Company"), each Foreign Subsidiary Borrower (as defined in the
                  -------
Credit Agreement) party thereto, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase
                                                     -------
Manhattan Bank, as administrative agent for the Lenders (the "Administrative
                                                              --------------
Agent").
-----

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company, the Foreign Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

          WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
              -------------
used herein which are defined in the Credit Agreement are used herein as therein defined.

          2.  Amendments to the Credit Agreement. The Credit Agreement is hereby
              ----------------------------------
amended as follows:

               a.  Amendments to Section 1.1 of the Credit Agreement.  (i)  The
                   -------------------------------------------------
     definition of "GAAP" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting, in lieu thereof, the following:

               "GAAP":  generally accepted accounting principles in the United
                ----
          States of America as in effect from time to time, except that for purposes of Sections 11.1, 11.2 and 11.3, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 8.1. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Company and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Company, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

               (ii)  The definition of "Issuing Lenders" set forth in Section
     1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting, in lieu thereof, the following:

               "Issuing Lenders":  Chase and Bank One, NA or any Affiliate of
                ---------------
          either thereof in their respective capacities as issuers of any Letter of Credit; such term shall also include, in respect of each Existing Letter of Credit, the Lender or Affiliate thereof that issued such Existing Letter of Credit.

               b.  Amendment to Section 11.1 of the Credit Agreement.  Section
                   -------------------------------------------------
     11.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

               SECTION 11.1.  Cash Flow Coverage.  The Company will not permit
                              ------------------
          the Cash Flow Coverage for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth below for such period:

               Period                              Cash Flow Coverage
               ------                              ------------------

               Restatement Effective Date -        1.50 to 1.0
               December 30, 2000

               December 31, 2000 -                 0.75 to 1.0
               March 30, 2001

               March 31, 2001 -                    0.50 to 1.0
               June 29, 2001

               June 30, 2001 -                     0.40 to 1.0
               December 30, 2001

               December 31, 2001 -                 0.60 to 1.0
               March 30, 2002

               March 31, 2002 -                    0.75 to 1.0
               June 29, 2002

               June 30, 2002 -                     1.25 to 1.0
               December 30, 2002

               December 31, 2002 and thereafter    1.50 to 1.0


               c.  Amendment to Section 11.2 of the Credit Agreement.  Section
                   -------------------------------------------------
     11.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

               SECTION 11.2.  Consolidated Leverage Ratio.  The Company will not
                              ---------------------------
          permit the Consolidated Leverage Ratio at the last day of any fiscal quarter ending during any period set forth below to be greater than the ratio set forth below for such period:

               Period                              Consolidated Leverage Ratio
               ------                              ---------------------------

               Restatement Effective Date -        4.00 to 1.0
               December 30, 2000

               December 31, 2000 -                 5.75 to 1.0
               March 30, 2001

               March 31, 2001 -                    6.50 to 1.0
               June 29, 2001

               June 30, 2001 -                     7.00 to 1.0
               December 30, 2001

               December 31, 2001 -                 6.50 to 1.0
               March 30, 2002

               March 31, 2002 -                    6.20 to 1.0
               June 29, 2002

               June 30, 2002 -                     5.25 to 1.0
               September 29, 2002

               September 30, 2002 -                5.00 to 1.0
               December 30, 2002

               December 31, 2002 -                 4.50 to 1.0
               December 30, 2003

               December 31, 2003 -                 4.00 to 1.0
               December 30, 2004

               December 31, 2004 and thereafter    3.50 to 1.0

               d.  Amendment to the Schedules to the Credit Agreement.
                   --------------------------------------------------
     Schedules VII and 8.20(b) to the Credit Agreement are hereby amended by deleting such Schedules in their entirety and substituting, in lieu thereof, the schedules set forth on Exhibits A and B hereto, respectively.

          3.     Effectiveness. This Amendment shall become effective as of the
                 -------------
date hereof when the Administrative Agent shall have received (a) counterparts hereof duly executed by the Company and the Administrative Agent, (b) consent letters authorizing the Administrative Agent to enter into this Amendment from the Required Lenders and (c) for the account of each Lender that has executed this Amendment on or prior to 5:00 p.m. (New York time) on March 15, 2001, an amendment fee in an amount equal to 0.125% of the Aggregate Exposure of such Lender as of such date.

          4.     Representations and Warranties. The Company hereby represents
                 ------------------------------
and warrants that each of the representations and warranties of each Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

          5.     Continuing Effect of Credit Agreement. This Amendment shall not
                 -------------------------------------
be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6.     Counterparts. This Amendment may be executed in counterparts
                 ------------
and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

          7.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          8.     Expenses. The Company agrees to pay or reimburse the
                 --------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                                              FEDERAL-MOGUL CORPORATION

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              THE CHASE MANHATTAN BANK, as
                                              Administrative Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A
                                                                       ---------

                                                                    SCHEDULE VII
                                                                    ------------

                              MORTGAGED PROPERTIES
                              --------------------

---------------------------------------------------------------------------------------------------------------
               Entity                                 Address                          City             State
---------------------------------------------------------------------------------------------------------------
          OWNED PROPERTIES
          ----------------
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Aviation, Inc.              1230 Old Norris Road (P.O. 686)            Liberty             SC
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.            9670 Maple Street                          Orland              IN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Camshafts, Inc.             US 31@ M-45                                Grand Haven         MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Camshafts, Inc.             717 Woodworth (P.O. Box 49)                Jackson             MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.            560 Avis Drive                             Ann Arbor           MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Carolina, Inc.              500 Prosperity Drive                       Orangeburg          SC
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Carolina, Inc.              990 Jefferson Road                         Sumter              SC
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 445 E. Menlo Avenue                        Hemet               CA
                                          461 E. Menlo Avenue
                                          490 E. Menlo Avenue
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 5412 McFadden Lane                         Huntington Beach    CA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 7360 & 7450 N. McCormick Blvd.             Skokie              IL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 2845 West State Road 28                    Frankfort           IN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 91 & 101 Industrial Boulevard              Logansport          IN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul World Wide, Inc.            3990 Research Park Drive                   Ann Arbor           MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul World Wide, Inc. and        3990 Research Park Drive                   Ann Arbor           MI
 Federal-Mogul Corporation
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 610 East Grove Street                      Greenville          MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 310 E. Steel Street                        St. Johns           MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 150 Fisher Avenue                          Van Wert            OH
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Flowery Branch, LLC         4515 Cantrell Road                         Flowery Branch      GA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company            402 Royal Road                             Michigan City       IN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company            6420 Glenn Highway Road                    Cambridge           OH
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company            400 East Second Street                     Boyertown           PA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company            325 Sewel Road (P.O. Box 87)               Sparta              TN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Piston Rings, Inc.          200 South Maple Street                     Sparta              MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Piston Rings, Inc.          1303 Landon Street                         Schofield           WI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.            2318 Waldo Boulevard                       Manitowoc           WI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.*           520 North Eighth Street                    Lake City           MN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 300 Industrial Park Road SE                Blacksburg          VA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              4929 South Mason Avenue                    Forest View         IL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              3440 N. Kedzie Avenue                      Chicago             IL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              145 N. Beacon Street                       Brighton            MA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              9151 Latty Avenue                          Berkeley            MO
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              2002 E. First Street                       Maryville           MO
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              6565 Wells Avenue                          St. Louis           MO
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              Highway 295 & Airport Road                 Salisbury           NC
                                          (P.O. Box 335)
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              30775 Solon Industrial Parkway             Solon               OH
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              6736 Tilghman Street                       Allentown           PA
---------------------------------------------------------------------------------------------------------------
Ferodo America, Inc.                      1 Grizzly Lane                             Smithville          TN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              2410 Papermill Road                        Winchester          VA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Piston Rings, Inc.          401 Industrial Avenue                      Waupun              WI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Sintered Products, Inc.     5800 Wolf Creek Pike                       Dayton              OH
---------------------------------------------------------------------------------------------------------------
Federal-Mogul South Bend, Inc.            3605 West Cleveland Road                   South Bend          IN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Systems                     241 Welsh Pool Road                        Exton               PA
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
               Entity                             Address                              City             State
---------------------------------------------------------------------------------------------------------------
Protection Group, Inc.
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Systems Protection          167 Bentley Harris Way                     Gordonsville        TN
 Group, Inc.
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Technology, Inc.            47001 Port Street                          Plymouth            MI
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 2599 Alabama Highway 21 North              Jacksonville        AL
---------------------------------------------------------------------------------------------------------------
LEASED PROPERTIES**
-----------------
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 1600 Northpark Dr.                         Ft. Lauderdale      FL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 1151 Morton Lane                           Maysville           KY
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              102 Parham Blvd.                           Tullahoma           TN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company            3333 Charles Street                        Franklin Park       IL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                 2513 58th Street                           Hampton             VA
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company            100 Progress Way West (P.O. Box 796)       Avilla              IN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.            5037 North State Route 60                  McConnelsville      OH
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              160 Industrial Dr.                         Pontotoc            MS
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              300 Wagner Drive                           Boaz                AL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              20 Aberdeen Drive                          Glasgow             KY
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              2640 Old Gallatin Road                     Scottsville         KY
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              3700 Forest Park Blvd.                     St. Louis           MO
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.            1500 Freeman Avenue                        Athens              AL
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              2084 Rowesville Rd.                        Orangeburg          SC
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.              400 Moog Lane                              Smithville          TN
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation***              Highway 301 North, P.O. Box 385            Summerton           SC
---------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company***         1130 Wagner Drive                          Sevierville         TN
                                          (P.O. Box 4650)
---------------------------------------------------------------------------------------------------------------


* Entry subject to minor revision following receipt of additional information from the Title Company.
**  All leased properties remain subject to the last paragraph of Section 10.13.
                                                                  -------------
*** Awaiting requested deed from the current titleholder; upon receipt of such deed, Mortgage will be recorded and mark-up of title insurance policy will be issued.

                                                                       EXHIBIT B
                                                                       ---------

                                                                SCHEDULE 8.20(b)
                                                                ----------------

                         MORTGAGE FILING JURISDICTIONS
                         -----------------------------

-----------------------------------------------------------------------------------------------------------------------
               Entity                                Address                         City        State  Filing County
-----------------------------------------------------------------------------------------------------------------------
OWNED PROPERTIES
----------------
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Aviation, Inc.             1230 Old Norris Road (P.O. 686)       Liberty            SC    Pickens
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.           9670 Maple Street                     Orland             IN    Steuben
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Camshafts, Inc.            US 31@ M-45                           Grand Haven        MI    Ottawa
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Camshafts, Inc.            717 Woodworth (P.O. Box 49)           Jackson            MI    Jackson
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.           560 Avis Drive                        Ann Arbor          MI    Washtenaw
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Carolina, Inc.             500 Prosperity Drive                  Orangeburg         SC    Orangeburg
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Carolina, Inc.             990 Jefferson Road                    Sumter             SC    Sumter
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                445 E. Menlo Avenue                   Hemet              CA    Riverside
                                         461 E. Menlo Avenue
                                         490 E. Menlo Avenue
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                5412 McFadden Lane                    Huntington Beach   CA    Orange
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                7360 & 7450 N. McCormick Blvd.        Skokie             IL    Cook
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                2845 West State Road 28               Frankfort          IN    Clinton
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                91 & 101 Industrial Boulevard         Logansport         IN    Cass
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul World Wide, Inc.           3990 Research Park Drive              Ann Arbor          MI    Washtenaw
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul World Wide, Inc. and       3990 Research Park Drive              Ann Arbor          MI    Washtenaw
 Federal-Mogul Corporation
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                610 East Grove Street                 Greenville         MI    Montclam
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                310 E. Steel Street                   St. Johns          MI    Clinton
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                150 Fisher Avenue                     Van Wert           OH    Van Wert
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Flowery Branch, LLC        4515 Cantrell Road                    Flowery Branch     GA    Hall
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company           402 Royal Road                        Michigan City      IN    LaPorte
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company           6420 Glenn Highway Road               Cambridge          OH    Guernsey
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company           400 East Second Street                Boyertown          PA    Berks
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company           325 Sewel Road (P.O. Box 87)          Sparta             TN    White
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Piston Rings, Inc.         200 South Maple Street                Sparta             MI    Kent
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Piston Rings, Inc.         1303 Landon Street                    Schofield          WI    Marathon
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.           2318 Waldo Boulevard                  Manitowoc          WI    Manitowoc
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.*          520 North Eighth Street               Lake City          MN    Wabasha
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                300 Industrial Park Road SE           Blacksburg         VA    Montgomery
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             4929 South Mason Avenue               Forest View        IL    Cook
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             3440 N. Kedzie Avenue                 Chicago            IL    Cook
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             145 N. Beacon Street                  Brighton           MA    Suffolk
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             9151 Latty Avenue                     Berkeley           MO    St. Louis
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             2002 E. First Street                  Maryville          MO    Nodaway
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             6565 Wells Avenue                     St. Louis          MO    St. Louis
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             Highway 295 & Airport Road            Salisbury          NC    Rowan
                                         (P.O. Box 335)
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             30775 Solon Industrial Parkway        Solon              OH    Cuyahoga
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             6736 Tilghman Street                  Allentown          PA    Lehigh
-----------------------------------------------------------------------------------------------------------------------
Ferodo America, Inc.                     1 Grizzly Lane                        Smithville         TN    DeKalb
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             2410 Papermill Road                   Winchester         VA    Frederick
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Piston Rings, Inc.         401 Industrial Avenue                 Waupun             WI    Dodge
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Sintered Products,         5800 Wolf Creek Pike                  Dayton             OH    Montgomery
 Inc.
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul South Bend, Inc.           3605 West Cleveland Road              South Bend         IN    St. Joseph
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Systems                    241 Welsh Pool Road                   Exton              PA    Chester
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
               Entity                                Address                         City        State  Filing County
-----------------------------------------------------------------------------------------------------------------------
Protection Group, Inc.
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Systems Protection         167 Bentley Harris Way                Gordonsville       TN    Smith
 Group, Inc.
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Technology, Inc.           47001 Port Street                     Plymouth           MI    Wayne
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                2599 Alabama Highway 21 North         Jacksonville       AL    Calhoun
-----------------------------------------------------------------------------------------------------------------------
LEASED PROPERTIES**
-----------------
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                1600 Northpark Dr.                    Ft. Lauderdale     FL    Broward
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                1151 Morton Lane                      Maysville          KY    Mason
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             102 Parham Blvd.                      Tullahoma          TN    Franklin
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company           3333 Charles Street                   Franklin Park      IL    Cook
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation                2513 58th Street                      Hampton            VA    Hampton
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company           100 Progress Way West (P.O. Box 796)  Avilla             IN    Noble
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.           5037 North State Route 60             McConnelsville     OH    Morgan
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             160 Industrial Dr.                    Pontotoc           MS    Pontotoc
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             300 Wagner Drive                      Boaz               AL    Marshall
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             20 Aberdeen Drive                     Glasgow            KY    Barren
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             2640 Old Gallatin Road                Scottsville        KY    Allen
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             3700 Forest Park Blvd.                St. Louis          MO    St. Louis
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Powertrain, Inc.           1500 Freeman Avenue                   Athens             AL    Limestone
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             2084 Rowesville Rd.                   Orangeburg         SC    Orangeburg
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Products, Inc.             400 Moog Lane                         Smithville         TN    DeKalb
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corporation***             Highway 301 North, P.O. Box 385       Summerton          SC    Clarendon
-----------------------------------------------------------------------------------------------------------------------
Federal-Mogul Ignition Company***        1130 Wagner Drive                     Sevierville        TN    Sevier
                                         (P.O. Box 4650)
-----------------------------------------------------------------------------------------------------------------------

* Entry subject to minor revision following receipt of additional information from the Title Company.
**  All leased properties remain subject to the last paragraph of Section 10.13.
                                                                  -------------
*** Awaiting requested deed from the current titleholder; upon receipt of such deed, Mortgage will be recorded and mark-up of title insurance policy will be issued.

          Each of the undersigned Loan Parties does hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Company under the Credit Agreement, as amended by the foregoing Amendment, are (a) Credit Agreement Obligations which are secured by the Security Documents to which it is a party and (b) Guaranteed Obligations which are guaranteed by the Subsidiary Guarantees to which it is a party, (ii) all references to the Credit Agreement in the Security Documents and the Subsidiary Guarantees refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment), and (iii) all references to Loans in the Security Documents and the Subsidiary Guarantees refer to the Loans under the Credit Agreement.

                              CARTER AUTOMOTIVE COMPANY, INC.
                              FEDERAL-MOGUL AVIATION, INC.
                              FEDERAL-MOGUL DUTCH HOLDINGS INC.
                              FEDERAL-MOGUL GLOBAL INC.
                              FEDERAL-MOGUL IGNITION COMPANY
                              FEDERAL-MOGUL PRODUCTS, INC.
                              FEDERAL-MOGUL U.K. HOLDINGS INC.
                              FEDERAL-MOGUL VENTURE CORPORATION
                              FEDERAL-MOGUL WORLD WIDE, INC.
                              FEDERAL-MOGUL GLOBAL PROPERTIES, INC.
                              FELT PRODUCTS MFG. CO.
                              FEDERAL-MOGUL POWERTRAIN, INC.
                              FEDERAL-MOGUL RPB, INC.
                              FERODO AMERICA, INC.
                              MCCORD SEALING, INC.
                              T&N INDUSTRIES INC.

                              By:  ______________________________________
                              Name:
                              Title:

                         F-M UK HOLDING LIMITED

                         By:  ______________________________________
                          Name:
                          Title:

                         By:  ______________________________________
                          Name:
                          Title: